Exhibit 10.7E

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 14 2. AMENDMENT/MODIFICATION NO. 0006 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE REQ. NO. 0596655 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR-BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO. ACHAOGEN, INC. 1361331 ACHAOGEN, INC. 7000 SHORELINE 7000 SHORELINE CT STE 371 SOUTH SAN FRANCISCO CA 940801957 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000046C CODE 1361331 FACILITY CODE 10B. DATED (SEE ITEM 13) 09/01/2010 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified 12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $15,838,885.00 2012.1992002.25106 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date. etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties and FAR 52.217-7. E. IMPORTANT: Contractor is not is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: 68-0533693 DUNS Number: 167293153 A. The purpose of this modification is to exercise Option 1 under CLIN 0002 of the contract in the amount of: Total Estimated Cost: [***] Total Fixed Fee: [***] Total Estimated Cost Plus Fixed Fee: $15,838,885.00 The total period of performance of Option 1 CLIN 0002 under the contract is from 21 September 2012 through 21 March 2014. Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER 15B. CONTRACTOR/OFFICER (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) 16C. DATE SIGNED NSN 7540-01-152-8070 Previous edition unusable STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. DOCUMENT BEING CONTINUED	PAGE OF
	HHSO100201000046C/0006	2 | 14

NAME OF OFFEROR OR CONTRACTOR

ACHAOGEN, INC. 1361331

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1. This modification hereby results in an increase in the total amount of the contract from $27,559,110.00 by $15,838,885.00 to $43,397,995.00 as well as the following:

Total Estimated Cost of the Contract: From [***]

Total Fixed Fee of the Contract: From [***]

Total Estimated Cost Plus Fixed Fee of the Contract: From $27,559,110.00 By $15,838,885.00 To $43,397,995.00

2. In Block 14 of the SF 26, the following CAN Number is added:

CAN# -1992002: FY 12 $15,838,885.00

3. Under Part III—LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J—LIST OF ATTACHMENTS, Attachment 1, Statement of Work, dated 3 August 2012 is hereby deleted and replaced with the attached Statement of Work dated 14 September 2012.

4. In addition, under Article G.3. KEY PERSONNEL, the attached updated Table is incorporated into the contract.

5. The attached changes are also incorporated into the contract to Go/No Go Criteria Decision Gates under Article F.2. Reporting Requirements and Deliverables.

6. Under Article B.4. PROVISIONS APPLICABLE TO DIRECT COSTS, b. Travel Costs, 1. Domestic Travel, a. is deleted and replaced with the following:

a. Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not [***] and [***] during Option Period 1 [***] without the prior written approval of the Contracting Officer via Contracting Officer Authorization COA) Letter.

This change does not increase the total amount of the base period/CLIN 0001.

Delivery: 03/21/2014

Delivery Location Code: HHS

HHS

200 Independence Avenue, SW

Washington DC 20201 US

Appr. Yr.: 2012 CAN: 1992002 Object Class: 25106

FOB: Destination

Period of Performance: 09/19/2010 to 03/21/2014

Change Item 2 to read as follows (amount shown is the obligated amount):

Continued…

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. DOCUMENT BEING CONTINUED	PAGE OF
	HHSO100201000046C/0007	3 | 14

NAME OF OFFEROR OR CONTRACTOR

ACHAOGEN, INC. 1361331

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
2	Option Period 1: [***]. Obligated Amount: $15,838,885.00				15,838,885.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]	9 pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE G.3. KEY PERSONNEL

#	NAME	ORGANIZATION	TITLE	ROLE
1	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]
5	[***]	[***]		[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Contract Milestones and GO/NO GO Decision Gates for Base and Option CLINs

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[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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